UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 5, 2003



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



         Delaware                      0-20570                59-2712887
(State or other jurisdiction      (Commission File           (IRS Employer
of incorporation)                       Number)              Identification No.)


               152 West 57th Street, New York, NY           10019
            (Address of principal executive offices)      (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On May 5, 2003, USA Interactive, a Delaware corporation (the "Company"), issued a joint press release with LendingTree, Inc., a Delaware corporation ("LendingTree"), announcing that the Company had entered into an Agreement and Plan of Merger, dated as of May 5, 2003 (the "Merger Agreement"), by and among the Company, Forest Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company, and LendingTree. A copy of the joint press release issued by the Company and LendingTree is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

      (c)         Exhibits.

      99.1        Joint Press Release issued by USA Interactive and LendingTree.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            USA INTERACTIVE

                                            By: /s/ Julius Genachowski
                                               -----------------------
                                            Name:  Julius Genachowski
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

  Date:  May 5, 2003



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                                  EXHIBIT INDEX

         Exhibit No.     Description
         -----------     -----------
         99.1            Joint Press Release issued by USA Interactive and
                         LendingTree.